                                                                    EXHIBIT 10.7


                             PURCHASE AGREEMENT
                            CREDIT CARD ACCOUNTS

       THIS AGREEMENT is made and entered into as of the 23rd day of January, 1997, by and between Carolina First Bank, a banking corporation organized under the laws of the State of South Carolina and located at 102 South Main Street, Greenville, South Carolina 29601 (Carolina First) and Fayette County Bank, a Georgia based bank located at 300 Peachtree Parkway South, Peachtree City, Georgia 30269 (Bank).

                                 WITNESSETH:

       WHEREAS, Bank owns a portfolio ("Credit Card Portfolio") of credit card receivable accounts (individually, an "Account"); and

       WHEREAS, Carolina First desires to purchase the Credit Card Portfolio from Bank; and Bank desires to sell such Credit Card Portfolio to Carolina First subject to the terms and conditions herein set forth.

       NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. General. On the Closing Date as defined below, Bank shall, subject to the terms and conditions of this Agreement and pursuant to the Bill of Sale and Assignment, substantially in the form attached as Exhibit A (the "Bill of Sale") convey, transfer, assign, sell and deliver to Carolina First (i) all right, title and interest of Bank in and to all of the rights of Bank related to the Credit Card Portfolio with the exception of those Accounts deemed to be Non-Conforming Accounts as defined below, and (ii) all right, title and interest of Bank in and to any payments, past due interest, penalties, fees, and any other charges or amounts due of any kind or nature whatsoever received or arising after a specific cut-off date which shall be established by mutual agreement of the parties ("Cut-Off Date"). This Agreement shall govern the sale and transfer of such Credit Card Portfolio by Bank to Carolina First and each Account shall be subject to the warranties, representations, and agreements herein.

2. Price. The purchase price for the Credit Card Portfolio ("Purchase Price") shall be one hundred twelve percent (I 12.00%) of the outstanding balance of Accounts as of the Cut-Off Date that have no Negative Condition or History. These accounts will never have been thirty-five (35) days or more delinquent or reaged and will not be thirty-five (35) days or more delinquent as of the Cut-Off Date. The Purchase Price for all other accounts shall be eighty -five percent (85.00%) of the outstanding balance of Accounts as of the Cut-Off Date.

3. Non-Conforming Accounts. Not later than the Cut-Off Date, Bank shall provide to Carolina First a list of all Accounts which Bank proposes to transfer to Carolina First pursuant to this Agreement, together with all information relating to such Accounts. Carolina First shall review such Accounts and information and shall have the right to reject any such Accounts with
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the following characteristics ("Non-Conforming Accounts"):

       a. Accounts for which notice has been given to Bank or Resource Processing Group Inc. ("Servicer") on or before the Cut-Off Date that the primary account debtor is in bankruptcy or is seeking similar relief or protection from creditors;

       b. Accounts for which Bank or Servicer have notice as of the Cut-Off Date that the primary Account debtor was deceased;

       c. Accounts for which Bank or Servicer have notice as of the Cut-Off Date that the card has been lost or stolen or otherwise fraudulent;

       d. Accounts for a person or entity who had either filed a lawsuit against Bank or Servicer arising out of or in connection with the account, or for any person or entity who or which had, given oral or written notice to Bank or Servicer, threatening to instigate litigation against Seller or Servicer in connection with or arising out of the account or accounts or the servicing thereof by Servicer.

4. Closing. The closing of the transactions contemplated herein (the "Closing") shall take place, via facsimile transmission and/or overnight delivery of executed documents, unless otherwise agreed to by the parties hereto, on January 31,1997 (the "Closing Date"). The closing shall be subject to the fulfillment of all terms and conditions set forth herein which are applicable prior to the Closing, unless such terms and conditions have been effectively waived.

5. Representations and Warranties of Carolina First. As of the date hereof and as of the Closing Date, Carolina First represents and warrants to Bank as follows:

       a. Carolina First Bank is a state chartered banking association duly organized, validly existing and in good standing under the laws of the state of South Carolina and (i) has, in all material respects, all requisite corporate power and authority to own, operate and lease its material properties and carry on its business as it is currently being conducted; (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary.

       b. Carolina First has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement, and all other agreements contemplated to be executed in connection herewith by Carolina First have been (or upon execution will have been) effectively authorized by all necessary action, corporate or otherwise, and no other proceedings on the part of Carolina First are (or will be) necessary to authorize such execution, delivery, and consummation of the purchase and the other transactions contemplated hereby and constitute (or upon execution will constitute) legal, valid and enforceable obligations of Carolina First, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally, and to the application of equitable principles and judicial discretion.
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       c.      The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice or both, would constitute a default under), or conflict with, or permit the acceleration of any obligation under, any mortgage, lease, covenant, agreement, indenture or other instrument to which Carolina First is a party or by which it or its property or any of its assets is bound; the Articles of Association or Bylaws of Carolina First; or any judgment, decree, order or award of any court, governmental body, or arbitrator by which Carolina First is bound; or any ordinance, rule or regulation applicable to Carolina First or its properties; or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the property or assets of Carolina First.

       d. Carolina First is not a party to, subject to or bound by any agreement, judgment, order, writ, prohibition, injunction or decree of any court or other governmental body of competent jurisdiction which would prevent the execution of this Agreement by Carolina First, its delivery to Bank or the consummation of the transactions contemplated hereby, and no action or proceeding is pending against Carolina First in which the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby is at issue.

       e. No consent, approval, order or authorization of, or registration, declaration or filing with any federal, state or local governmental authority is required to be made or obtained by Carolina First in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby by Carolina First.

6. Representations and Warranties of Bank. As of the date hereof and as of the Closing Date, Bank represents and warrants to Carolina First as follows:

       a. Bank is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and (i) has, in all material respects, all requisite corporate power and authority to own, operate and lease its material properties and carry on its business as it is currently being conducted; (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its business makes such qualification necessary.

       b. Bank has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement, and all other agreements contemplated to be executed in connection herewith by Bank have been (or upon execution will have been) effectively authorized by all necessary action, corporate or otherwise, and no other proceedings on the part of Bank are (or will be) necessary to authorize such execution, delivery, and consummation of the purchase and the other transactions contemplated hereby and constitute (or upon execution will constitute) legal, valid and enforceable obligations of Bank, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to right of creditors of FDIC insured institutions, or affecting the enforcement of creditors rights generally, and to the application of equitable principles and judicial discretion.

       c. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice or both, would constitute a default under), or conflict with or permit the acceleration of any obligation under, any mortgage, lease, covenant, agreement, indenture or other instrument to which Bank is a party or by which it or its property or any of its assets is bound; the Articles of Incorporation or Bylaws of Bank; or any judgment, decree, order or award of any court, governmental body, or arbitrator by which Bank is bound; or any ordinance, rule or regulation applicable to Bank or its properties;. or result in the creation of any lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the property or assets of Bank.

       d. Bank is not a party to, subject to or bound by any agreement, judgment, order, writ, prohibition, injunction or decree of any court or other governmental body of competent jurisdiction which would prevent the execution of this Agreement by Bank, its delivery to Carolina First or the consummation of the transactions contemplated hereby, and no action or proceeding is pending against Bank in which the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby is at issue.

       e. Bank is the sole owner and holder of the Credit Card Portfolio and has full rights, subject to no interest or participation of, or agreement with, any other party to sell or assign the same to any other party. To the best knowledge of Bank, delivery to Carolina First of the instruments of transfer of ownership contemplated by this Agreement will vest good and marketable title to the Credit Card Portfolio in Carolina First, free and clear of all liens, charges, and encumbrances of any party claiming through the Bank.

       f. The terms and conditions of each individual Account agreement has been accepted by the obligor(s) and creates a valid and legally binding obligation of the obligor(s).

       g. The Bill of Sale is valid and sufficient to assign to and perfect in Carolina First all of the Bank's right, title, and interest in and to each Account. The Credit Card Portfolio is freely assignable and transferable to Carolina First.

       h. The documents submitted by Bank pursuant to this Agreement are genuine; any documents submitted by Bank to Carolina First which Carolina First requires to be original documents, are original documents; all certified copies of original documents are true copies of the originals; all Account data provided by Bank is correct in all material respects; and all other representations by Bank as to the Credit Card Portfolio are true and correct in all material respects.

       i. Bank has observed all applicable federal, state, and local laws, regulations and
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rules in the process of originating the Accounts, including, but not limited to, the Equal Credit Opportunity Act and Regulation B, the Federal Truth in Lending Act and Regulation Z, licensing laws, usury laws, sale-of-servicing laws, and any other applicable laws, rules, or regulations which prohibit or limit fees, charges, or costs which lenders may impose on borrowers. Bank will continue to comply with applicable record retention and similar requirements as to the Credit Card Portfolio. As and when required, Bank shall provide to Carolina First any necessary information to enable Carolina First to comply with reporting requirements incident to acting as purchaser and/or servicer of the Credit Card Portfolio.

       j. This Agreement and all information and documentation provided now and in the future pursuant to this Agreement is true, complete and correct to the Bank's best knowledge, and no such information or documentation contains any misrepresentation or untrue statement of fact or omits or will omit to state a fact necessary to make the information not misleading.

7.     Covenants of Carolina First:

       a. Until the consummation of the transactions contemplated hereby, Carolina First and its agents and authorized representatives shall keep confidential all non-public information with respect to the Credit Card Portfolio or the Bank obtained by them pursuant to this Agreement.

       b. On and after the Closing Date Carolina First shall give such further assurances to Bank and upon Banks request shall execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be necessary and appropriate to performing its obligations under the Accounts in accordance with the terms thereof and with applicable law.

8.     Covenants of Bank:

       a. Between the date of this agreement and Closing Date, Bank shall afford to Carolina First and its authorized agents and representatives access to the properties, operations, books, records, contracts, documents, credit files, and other information of or relating to the Credit Card Portfolio, whether such information is maintained by Bank or by Servicer. Bank shall cause its personnel and Servicer to provide reasonable assistance to Carolina First in its investigation of matters relating to the Credit Card Portfolio. Bank shall also cause Servicer to provide to Carolina First access to all information in Servicer's possession relating to its servicing the Credit Card Portfolio.

       b. Except as otherwise permitted by this Agreement, or consented to by Carolina First in writing, prior to the Closing, Bank will continue to conduct its business with respect to the Credit Card Portfolio only in the ordinary course of business and will not do or permit to be done, anything which is represented and warranted not to have occurred since the date hereof.

       c. Bank and Carolina First shall mutually agree upon an appropriate form of notice to named Account holders. Each party shall agree upon the contents of any such notification letter.
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Bank shall maintain a current listing of all Account holders, which shall be the mailing list utilized for notification purposes.

       d. Following any Account holder notification referenced in subparagraph (c) above, Carolina First may communicate with and deliver information brochures, bulletins and other communications to the named account holders within the Credit Card Portfolio concerning the transactions contemplated by this Agreement and concerning the business and operations of Carolina First.

       e. Bank shall accrue to the benefit of Carolina First any payments of principal and interest received by Bank from individual borrowers within the Credit Card Portfolio after the Cut-Off Date.

       f. At all times to and including, and as of, the Closing, Bank shall inform Carolina First in writing of any and all facts necessary to amend or supplement the representations and warranties made herein and any Schedules attached hereto as necessary so that the information contained herein and therein accurately reflects the current status of the Credit Card Portfolio; provided however, that any such updates to Schedules shall be required prior to the Closing only with respect to matters which represent material changes to the Schedules and the information contained therein; and further provided that Carolina First shall have agreed in writing to all amendments, supplements or updates to the Schedules made subsequent to the date of the Agreement as an amendment to this Agreement.

       g. On and after the Closing Date, Bank shall (i) give such further reasonable assurances to Carolina First and shall execute, acknowledge and deliver all such bills of sale, assignments, acknowledgements and other instruments (including execution of all necessary UCC financing statements) and take such further action as may be necessary and appropriate effectively to vest in Carolina First full, legal and equitable title to the Credit Card Portfolio and the benefits thereof, and (ii) use its best efforts to timely assist Carolina First in the orderly transition of the Credit Card Portfolio. Without limiting the foregoing, Bank agrees to the following specific undertakings on Bank's part:

               i. Bank shall remit to Carolina First promptly after receipt by Bank after the Closing Date at any of its offices all payments relating to the Credit Card Portfolio or amounts intended for deposit to the Accounts or otherwise properly payable with respect to the Credit Card Portfolio;

               ii. With respect to charges, checks or drafts drawn against accounts which comprise the Credit Card Portfolio, Bank and Carolina First will cooperate with each other and take all reasonable steps requested by either party to ensure that, on and after the Cut-Off Date, each such item which is coded for presentment to Bank or for the account of Bank is delivered to Carolina First in a timely manner and in accordance with applicable law and applicable clearing house rules or agreements.

9. Conditions to Obligations of Bank to Close. Unless waived in writing by Bank, the obligation of Bank to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions:

       a. Each of the material acts and undertakings of Carolina First to be performed at or before the Closing Date pursuant to this Agreement shall have been duly performed.

       b. The representations and warranties of Carolina First contained in this Agreement shall be true and complete, in all material respects, on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

       c. Bank shall have received the following documents and instruments from Carolina First:

               i. a certificate from the Secretary or Assistant Secretary of Carolina First dated as of the Closing Date certifying that:

                        (1) The Chairman of Carolina First Bank ("CFB") is duly authorized to execute this Agreement and authorize the consummation of the transactions contemplated herein, and by and through his signature attached hereto has so approved the substantive terms of this Agreement, authorized the consummation of the transactions contemplated by this Agreement, and such approval and authorization is binding upon Carolina First;

                        (2)     Each person executing this Agreement on
behalf of Carolina First is an officer of Carolina First holding the office or offices specified therein and that the signature of each person set forth on such certificate is his or her genuine signature;

                        (3) The charter documents of Carolina First remain in full force and effect; and

                        (4) Carolina First is a state bank in good standing with the South Carolina Banking Commission

               ii. a certificate signed by a duly authorized officer of Carolina First stating that the conditions set forth in Sections 9(a) and 9(b) above have been fulfilled.

       d. Bank shall have received any Purchase Price or other sums due Bank pursuant to the terms of this Agreement.

10. Conditions to the Obligation of Carolina First to Close. Unless waived in writing by Carolina First, the obligation of Carolina First to consummate the transactions contemplated by this Agreement is subject to the satisfaction at or prior to the Closing Date of the following conditions:

       a. Each of the material acts and undertakings of Bank to be performed at or before the Closing Date pursuant to the Agreement shall have been duly performed.

       b. The representations and warranties of Bank contained in this Agreement shall be true and complete, in all material respects, on and as of the Closing Date with the same effect as though made on and as of the Closing, Date.

       c. Carolina First shall have received the following documents and instruments from Bank:

               i. a certificate from the Secretary or Assistant Secretary of Bank dated as of the Closing Date certifying that:

                        (1) The substantive terms of the Agreement have been approved by Bank's Board of Directors (copies of the resolution evidencing such shall be attached to such certificate) approving the substantive terms of this Agreement and authorizing the consummation of the transactions contemplated by this Agreement and that such resolutions have not been amended or modified and remain in full force and effect

                        (2)     Each person executing this Agreement on
behalf of Bank is an officer of Bank holding the office or offices specified therein and that the signature of each person set forth on such certificate is his or her genuine signature;

                        (3) The charter documents of Bank remain in full force and effect; and

                        (4) Bank is in good standing with the State of Georgia, the appropriate agency of the State of Georgia which regulates the activities of banks and financial institutions within the state, and the FDIC;

               ii. a certificate signed by a duly authorized officer of Bank stating that the conditions set forth in Sections 10(a) and 10(b) above have been fulfilled;

               iii. A Bill of Sale and Assignment, duly executed by Bank, together with all documents and instruments required thereby to be delivered to Carolina First;

               iv. A final listing of all individual accounts contained within the Credit Card Portfolio current as of the Closing Date;

               v. All records maintained by Bank in the ordinary course of its business, including original instruments and other documentation, pertaining to the Credit Card Portfolio or the processing thereof necessary or customary for Carolina First to conduct business with respect to the Credit Card Portfolio as it was conducted by Bank (the "Records"); and

               vi. Such bills of sale, assignments and other instruments or documents as Carolina First may reasonable require as necessary for transferring, assigning and conveying to Carolina First good, marketable and insurable title to the Credit Card Portfolio and the benefits thereof, all in form and substance reasonably satisfactory to Carolina First.

       d. No material adverse change in the Credit Card Portfolio, taken as a whole, shall have occurred since the date of this Agreement. In the event of such a material adverse change with respect to the Credit Card Portfolio, Carolina First may elect either (i) to purchase the Credit Card Portfolio with an adjustment to the calculation to the Purchase Price set forth in this Agreement in an amount mutually agreed to by Carolina First and Bank, or (ii) to terminate this Agreement pursuant to the terms set forth in Section 12 of this Agreement.

11. Conditions to Obligations of the Parties. The obligation of each party to effect the purchase of the Credit Card Portfolio or any other transactions contemplated hereby shall be subject to (a) the fulfillment, at or prior to the Closing, of the condition that no claim, action, suit, investigation or other proceeding shall be pending or threatened before any court or governmental agency which presents, in the reasonable business judgment of either Bank or Carolina First, a substantial risk of the restraint or prohibition of Carolina First or any other transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith, and (b) the receipt by the parties of all applicable governmental approvals, if any, for the consummation of the transactions contemplated hereby.

12. Repurchase. Bank agrees to repurchase any Accounts within ten (1O) days of written demand by Carolina First, in any of the following events or circumstances:

       a. If, during the one (1) year period immediately following the Closing Date, a material breach of any warranty by Bank under this Agreement is discovered with respect to an Account by Carolina First or Bank.

       b. If at any time within ninety (90) days after the Closing Date, it is determined that an Account was a Non-Conforming Account as of the Cut-Off Date. Bank shall repurchase such Non-Conforming Accounts for the amount of the Account balance as of the date of notification to the Bank of the exercise of the right of repurchase, and including any premium paid by Carolina First. The parties agree that any dispute arising pursuant to the terms of this Section 12(b), concerning whether or not an Account was Non-Conforming, shall be submitted to an independent third-party mutually agreed upon by the parties for resolution, and the decision of such third party shall be final and binding upon the parties as to the dispute in issue.

       c. Notwithstanding anything to the contrary herein, the repurchase price payable by Bank with respect to the repurchase of any Accounts under this Section 12 shall not include any principal amount which are late fees, over-limit fees, or similar non-cash advances by Purchaser which become characterized as principal; but shall include advances for purchases made on the Account, cash advances to the Account, accrued interest and any other cash items advanced in connection with the Account.

13. Termination. This Agreement may be terminated at any time prior to the Closing, as follows:

       a.      By mutual consent in writing of the parties;

       b. By either Bank or Carolina First if the Closing has not occurred by or on February 5, 1997 (the "Termination Date") unless the failure of the Closing to occur is due to the failure of the party seeking to terminate this Agreement to perform its obligations hereunder.

       c. By Carolina First if the conditions set forth in Sections 10 and 11 above are not satisfied in all material respects as of the Closing Date, or by Bank if the conditions in Section 9 and 11 above are not satisfied in all material respects as of the Closing Date, and such failure has not been waived in writing on or prior to the Closing by the party which is the beneficiary of such condition(s);

       d. By Carolina First in the event that there shall have been a material adverse change in the Credit Card Portfolio taken as a whole; or

       e. By Carolina First or Bank in the event that there shall have been a material breach of any obligation of the other party hereunder and such breach shall not have been remedied within thirty (30) days after receipt by the breaching party of written notice from the other party specifying the nature of such breach and requesting that it be remedied.

       If a party elects to terminate this Agreement pursuant to paragraph
(b), (c), (d) or (e) of this Section, it shall give notice, in writing, of its election to the other party in the manner prescribed in this Agreement.

       In the event that this Agreement is terminated pursuant to this Section, all further obligations of the parties under this Agreement shall terminate without further liability of any party to another, provided that a termination under this Section shall not relieve any party of any liability for a breach of this Agreement or for any misstatement or misrepresentation made hereunder prior to such termination, or be deemed to constitute a waiver of any available remedy for any such breach, misstatement or misrepresentation.

14. Power of Attorney. Bank does hereby irrevocably authorize and empower Carolina First without notice to Bank, whether in its own name or in the name of the Bank, to endorse in the name of Bank any checks, drafts, or other orders payable to the Bank for application to the respective individual accounts in the Credit Card Portfolio.

15. No Agency. Except as set forth in Section 14 above, Bank is not the agent or representative of Carolina First and Carolina First is not the agent or representative of Bank, and nothing in this Agreement shall be construed or deemed to create an agency relationship between Carolina First and Bank. No representations shall be made by either Bank or Carolina First to any third parties which would imply such an arrangement.

16.    Indemnification.

       a.      Bank hereby agrees to indemnify, defend and hold Carolina
First, its agents and affiliates harmless from and in respect of any liability, loss, cost, damage, expense, failure to collect, or payment, including, without limitation, reasonable attorney's and accountants' fees and expenses (each such liability, loss, cost, damage, expense, failure and payment being referred to herein as a "Buyer Loss"), incurred or suffered as a result of any (i) misrepresentation, breach of a warranty or representation, or any breach of any covenant or agreement, given or made by Bank in this Agreement; or (ii) any negligent action taken or omitted to be taken by Bank or any transaction or any events occurring on or before the Closing Date relating to the Credit Card Portfolio or the processing thereof, and any suits or proceedings commenced in connection with any of the foregoing.

       b.      Carolina First hereby agrees to indemnify, defend and hold
Bank, its agents and affiliates harmless from and in respect of any liability, loss, cost, damage, expense, failure to collect, or payment including, without limitation, reasonable attorney's and accountants' fees and expenses (each such liability, loss, cost, damage, expense, failure and payment being referred to herein as a "Seller Loss"), incurred or suffered as a result of any (i) misrepresentation, breach of a warranty or representation, or any breach of any covenant or agreement, given or made by Carolina First in the Agreement; or
(ii) any negligent action taken or omitted to be taken by Bank or any transaction or any events occurring after the Closing Date relating to the Credit Card Portfolio or the processing thereof, and any suits or proceedings commenced in connection with any of the foregoing.

       c. Notice of Claim. The party claiming indemnification rights hereunder ("Indemnified Party") shall give the party from whom indemnification is being claimed ("Indemnifying Party") a written notice (the "Notice of Claim") within 90 days of the discovery of any matter in respect of which the right to indemnification may be claimed; provided that except to the extent provided in subparagraph (e) below, the failure to give such notice within such 90 day period shall not result in the waiver or loss of any right to bring such claim hereunder after such 90 day period. Notwithstanding the foregoing, failure to give such notice will terminate any obligation of any Indemnifying Party hereunder with respect to such claim to the extent the Indemnifying Party has been materially and adversely affected thereby.

       d. Notice of Possible Claim. In the event a claim is pending or threatened or there exists a reasonable basis for such claim (which shall include, at the least, sufficient facts from which to describe with specificity the nature of the claim, a reasonably estimated amount of the contemplated loss and the Section or Sections of this Agreement upon which the claim for indemnification for such loss is based) and the Indemnified Party has notice of such basis, the Indemnified Party may give written notice (the "Notice of Possible Claim") of such claim to the Indemnifying Party, regardless of whether a loss has arisen from such claim; provided, however, that any Notice of Possible Claim shall expire two years after given ( the "Expiration Date"), with the effect of such expiration being that if there has not been any action or proceeding instituted or overtly threatened based on the subject matter of such notice on or before such Expiration Date, the respective Indemnifying Party shall cease as of the day immediately after such Expiration Date to have any indemnification obligation with respect to such subject matter except to the extent a subsequent notice is properly given.

       e. Limitation. The indemnification obligations set forth in this section are subject to the limitation that the Indemnifying Party shall not be required to indemnify the Indemnified Party under this Section unless the party claiming indemnification furnishes the other party with a Notice of Claim or a Notice of Possible Claim, on or before the first anniversary of the Closing Date, except as to any matter which is based upon willful fraud by the Indemnifying Party.

       f. The Indemnifying Party shall have the right to, and shall at the request of the Indemnified Party, assume the defense of any such action or proceeding at its own expense. The Indemnified Party shall assist the Indemnifying Party in the defense of any such action or proceeding. In any such action or proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its own expense unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such suit, action or proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and in the reasonable judgment of the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them.

       g. An Indemnifying Party shall not be liable under this Section for any settlement effected without its consent of any claim, litigation or proceedings in respect of which indemnity may be sought hereunder, such consent not to be unreasonably withheld. The Indemnifying Party may settle any claim without the consent of the Indemnified Party, but only if the sole relief awarded is monetary damages that are paid in full by the Indemnifying Party.

17.    Miscellaneous.

       a. Notices. All notices hereunder shall be made by registered or certified mail, return receipt requested, facsimile, telex, telegraph, or orally and confirmed by any means of written electronic communication or other commercially reasonable method as follows:

               i.          If to Carolina First:

                           Carolina First Bank
                           P.O. Box 1029
                           Greenville, SC 29602
                           Attn: Williams S. Hummers, III

               ii.         If to Bank:

                           Fayette County Bank
                           300 Peachtree Parkway South
                           Peachtree City, GA 30269
                           Attn: Pat Shepherd

               Notices shall be deemed to have been given on the date delivered to or received at the premises of the addresses set forth above (as evidenced, in the case of registered or certified mail, by the date noted on the receipt).

       b. Best Efforts. Carolina First and Bank agree to each use its respective best efforts to complete the transactions contemplated by this Agreement.

       c. Publicity.- The parties agree that press releases and other public announcements to be made by any of them with respect to the transactions contemplated hereby shall be subject to mutual agreement. Notwithstanding the foregoing, (i) any party hereto may make such filings and issue such news releases as such party deems appropriate under applicable banking and securities laws and (ii) each of the parties hereto may respond to inquiries relating to this Agreement and the transactions contemplated hereby by the press, employees or customers without any notice of further consent of the other parties.

       d. Payment of Expenses. Except as set forth herein, Bank and Carolina First each shall pay it own fees and expenses (including, without limitation, legal fees and expenses) incurred by them in connection with the transactions contemplated hereunder.

       e. Attorneys's Fees. If any party hereto shall bring an action at law or in equity to enforce its rights under this Agreement (including an action based upon a misrepresentation or the breach of any warranty, covenant, agreement or obligation contained herein), the prevailing party in such action shall be entitled to recover from the other party its reasonable costs and expenses necessarily incurred in connection with such action (including fees, disbursements and expenses of attorneys and cost of investigation).

       f. Finders and Brokers. Carolina First and Bank represent to each other that they have employed no broker or finder in connection with this Agreement under an agreement pursuant to which a fee is due to such broker or finder as a result of the execution of this Agreement. If any such fee ultimately is found to be due, however, it shall be paid by the party which incurred it.

       g. Assignment. This Agreement may not be assigned by any party without the prior written consent of the other party. However, Carolina First reserves the right to assign its rights under this Agreement to any of its present or future affiliates. Such assignment shall not relieve Carolina First of its obligations hereunder not satisfied by such assignee. Any attempted assignment other than according to the terms of this paragraph shall be void and of no effect.

       h. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties, and their respective heirs, executors, administrators, successors, and permitted assigns.,

       i. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of South Carolina, unless and to the extent that federal law controls. Bank and Carolina First hereby submit to the jurisdiction and venue of any appropriate state or federal court located in Greenville, Greenville County, South Carolina.

       j. Sections and Other Headings. Section headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.

       k. Counterparts and Facsimile Transmission. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the Agreement when a duly authorized representative of each party has signed a counterpart. The parties may sign and deliver this Agreement by facsimile transmission. Each party agrees that the delivery of the Agreement by facsimile shall have the same force and effect as delivery of original signatures and that each party may use such facsimile signatures as evidence of the execution and delivery of the Agreement by all parties to the same extent that an original signature could be used.

       l. Effectiveness. This Agreement shall become effective, as of the date specified above, upon the execution by all of the parties of at least one counterpart hereof, and it shall not be necessary that any single counterpart bear the signatures of all parties.

       m. Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any provision of this Agreement is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

       n. Entire Agreement. This Agreement sets forth the entire understanding of the parties, and supersedes all other representations, agreements and understandings, oral or otherwise, between or among the parties with respect to the matters contained herein.

       o. Modification, Amendment and Waiver. Each and every modification and amendment of this Agreement must be in writing and signed by all of the parties. Each and every waiver of any covenant, representation, warranty or other provision of this Agreement must be in writing and signed by each party whose interests are adversely affected by such waiver. The parties may extend the time for the performance of any of the obligations or other acts of the other parties hereto by mutual agreement in writing and signed by all of the parties. No waiver granted in any one instance shall be construed as a continuing waiver applicable in any other instance.

No delay or omission by a party in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver or acquiescence, and no single or partial exercise of a right or power under this Agreement shall be construed to preclude any additional or further exercise of such power, nor the exercise of other rights or powers available by the terms of this Agreement.

       p. Remedies. All rights and remedies of the parties hereunder are cumulative and the exercise of one or more right or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies that the parties may have according to: i) the terms of this Agreement, ii) general principles of law or equity, or iii) any other contract applicable to the transactions contemplated by this Agreement.

       q. Survival of Provisions. All of the covenants and agreements made by the parties to this Agreement shall survive and continue in effect after the termination of the Agreement or the consummation of the transactions contemplated by the Agreement. All representations and warranties made by parties to this Agreement shall survive the Closing Date for a period of one year.

       IN WITNESS WHEREOF, the parties have set their hands as of the date first above written.


                                                   CAROLINA FIRST BANK

                                               By:
                                                  ------------------------------


                                                   FAYETTE COUNTY BANK

                                               By: /s/ Pat Shephard
                                                  ------------------------------
                                                   President/CEO

                             CAROLINA FIRST BANK
                           SECRETARY'S CERTIFICATE

         I, Williams S. Hummers III, hereby certify that I am the Secretary of Carolina First Bank, a state-chartered bank organized under the laws of the state of South Carolina, and that I have been duly elected and am presently serving in that capacity.

         I further certify that H. Bryce Solomon is Senior Vice President of Carolina First Bank, and as Senior Vice President is authorized to sign, execute, and acknowledge, in the name of or on behalf of this Association, all documents, deeds, contracts, agreements and releases which may be expedient or necessary to the conduct of the regular business of the Association.

         IN WITNESS WHEREOF, I have hereunder set my hand on this the __________day of 1997.



                                              /s/ William S. Hummers III
                                              ----------------------------------
                                              William S. Hummers III
                                              Secretary
                                              Carolina First Bank

                         BILL OF SALE AND ASSIGNMENT

       KNOW ALL MEN BY THESE PRESENTS, that pursuant to the terms of that certain Purchase Agreement Credit Card Accounts dated January 31, 1997 (the "Agreement"), by and between Fayette County Bank, a Georgia based bank, ("Bank") and Carolina First Bank, a South Carolina corporation (the "Purchaser"), Seller, for value received does hereby sell assign, deliver transfer and convey to Buyer:

       (i) all right, title and interest of Bank in and to all of the rights of Bank related to the Credit Card Portfolio (as defined in the Agreement); and

       (ii) all right, title and interest of Bank in and to any payments, past due interest, penalties, fees, and any other charges or amounts due of any kind or nature whatsoever received or arising after the Cut-Off Date (as defined in the Agreement).


       Notwithstanding the foregoing, Bank does not transfer any Accounts which are NonConforming Accounts (as such are defined in the Agreement).

       A listing of the Accounts comprising the Credit Card Portfolio (excluding NonConforming Accounts) is attached hereto as Exhibit A.

       This Bill of Sale and Assignment is subject to and shall be construed in accordance with all of the terms and conditions of the Agreement.

       In Witness Whereof, this Bill of Sale and Assignment has been executed as of this 31st day of January, 1997.

                                         FAYETTE COUNTY BANK

                                         By: /s/ Pat Shephard
                                            ------------------------------------
                                             President/CEO

                             FAYETTE COUNTY BANK
                           SECRETARY'S CERTIFICATE



       I, MARK B. KEARSLEY, hereby certify that I am the Assistant Secretary of Fayette County Bank,

and that I have been duly elected and am presently serving in that capacity.

       I further certify that Pat Shepherd III
is authorized to sign, execute, and acknowledge, in the name of or on behalf of this Association, all documents, deeds, contracts, agreements, and releases which may be expedient or necessary to the conduct of the regular business of the Association.

       IN WITNESS WHEREOF, I have hereunder set my hand on the 23rd day of January, 1997



                                                  /s/ Mark Kearsley
                                                 -------------------------------
                                                  Mark Kearsley